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                                                                   EXHIBIT 10.34

             JOINDER AND FIRST AMENDMENT TO REGISTRATION AGREEMENT
             -----------------------------------------------------

          This JOINDER AND FIRST AMENDMENT TO REGISTRATION AGREEMENT (this "Joinder and Amendment") is made this 24/th/ day of November, 1999, by and among
 ---------------------
ZEFER Corp., a Delaware corporation (the "Company"), GTCR Fund VI, L.P., a
                                          -------
Delaware limited partnership ("GTCR"), and GTCR Capital Partners, L.P., a
                               ----
Delaware limited partnership ("GTCR Capital").  Any capitalized term used in
                               ------------
this Joinder and Amendment which is not otherwise defined herein shall have the meaning assigned to such term in the Registration Agreement (as defined below).

          WHEREAS, the Company and GTCR are parties to that certain Registration Agreement, dated as of March 23, 1999 (as amended and modified from time to time), by and among the Company, GTCR and certain other stockholders of the Company (the "Registration Agreement");
              ----------------------

          WHEREAS, the Company and GTCR Capital are parties to that certain Loan Agreement, dated as of the date hereof (the "Loan Agreement"), pursuant to which
                                             --------------
GTCR Capital will make certain Loans (as defined in the Loan Agreement) to the Company;

          WHEREAS, in connection with the execution of the Loan Agreement, the Company and GTCR Capital entered into a Warrant Agreement of even date herewith (the "Warrant Agreement") pursuant to which the Company will issue to GTCR
      -----------------
Capital a warrant representing the right to purchase shares of Common Stock of the Company (the "Warrant"); and
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          WHEREAS, the execution and delivery of this Joinder and Amendment is a condition to the consummation of the transactions contemplated by the Loan Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, GTCR and GTCR Capital agree as follows:

                 ARTICLE I - JOINDER TO REGISTRATION AGREEMENT

     1. GTCR Capital hereby acknowledges that it has read a copy of the Registration Agreement.

     2. The Company and GTCR Capital hereby agree that (i) GTCR Capital's signature below shall constitute an executed counterpart signature page to the Registration Agreement, (ii) GTCR Capital shall succeed to all of the rights and obligations of an "Other Stockholder" under the Registration Agreement as contemplated by Section 8 thereof, and (iii) all shares of Common Stock of the Company issued or issuable upon exercise of the Warrant shall constitute "Other Stockholder Registrable Securities" (and as such, "Registrable Securities") under the Registration Agreement.

     3. As required by Section 8 of the Registration Agreement, the Company and GTCR hereby consent to this Joinder and Amendment.
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            ARTICLE II - FIRST AMENDMENT TO REGISTRATION AGREEMENT

     1. Section 9(d) of the Registration Agreement shall be amended and restated to read as follows:

               "Registrable Securities" means the Investor Registrable
                ----------------------
               Securities, the Executive Registrable Securities and the Other Stockholder Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they (i) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (ii) have been distributed to the limited partners of any of the Investors unless the respective Investor otherwise elects, (iii) have been effectively registered under a registration statement, including, without limitation, a registration statement on Form S-8 (or any successor form), or (iv) have been repurchased by the Company. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected; provided that this sentence shall not
                                       --------
               apply to shares of Common Stock issuable upon the exercise of unvested options originally issued to employees or former employees of the Company.

     2. As required by Section 10(d) of the Registration Agreement, the Company and GTCR hereby consent to this Joinder and Amendment.

                                 *   *   *   *

                                       2
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     IN WITNESS WHEREOF, the parties hereto have caused this Joinder and
Amendment to be executed on the day and year first above written.


                                    ZEFER CORP.

                                    By:   /s/ William Seibel
                                         -----------------------------
                                    Its:
                                         -----------------------------



                                    GTCR FUND VI, L.P.

                                    By:  GTCR Partners VI, L.P.
                                    Its: General Partner

                                    By:  GTCR Golder Rauner, LLC
                                    Its: General Partner

                                    By:   /s/ Philip Canfield
                                         -----------------------------
                                    Its: Principal



                                    GTCR CAPITAL PARTNERS, L.P.

                                    By:  GTCR Mezzanine Partners, L.P.
                                    Its: General Partner

                                    By:  GTCR Partners VI, L.P.
                                    Its: General Partner

                                    By:  GTCR Golder Rauner, L.L.C.
                                    Its: General Partner

                                    By:   /s/ Philip Canfield
                                         -----------------------------
                                    Its: Principal


                               SIGNATURE PAGE TO
             JOINDER AND FIRST AMENDMENT TO REGISTRATION AGREEMENT